Exhibit 10.3

EXECUTION COPY

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE OF INFORMATION THE REGISTRANT BOTH CUSTOMARILY AND ACTUALLY TREATS AS PRIVATE AND CONFIDENTIAL.

MATERIALS SUPPLY AGREEMENT

Parties: Full Legal Name:	GLOBALFOUNDRIES U.S. Inc. -hereinafter GLOBALFOUNDRIES-	SOITEC S.A. -hereinafter Supplier-

Business Entity Type: Organized In:	Corporation State of Delaware	Societe Anonyme France

Address for Notices:	2600 Great America Way. Santa Clara California 95054 U.S.A	Parc Technologique des Fontaines Bernin 38926 Crolles Cedex France

	Copy to: Wilschdorfer Landstrasse 101, 01109 Dresden, Germany Attn: Global Supply Management, H01-GP	Attn: General Counsel, Jacques Elie Levy

Effective Date (MM/DD/YYYY):	April 2017

Expiration Date (MM/DD/YYYY):		31st March 2022, thereafter (Evergreen)

GLOBALFOUNDRIES Contract No.:		00037735.0

WHEREAS, on April 1st, 2003, Supplier and Advanced Micro Devices, Inc. (“AMD”) entered into a Product Purchase Addendum and a Materials Supply Agreement on October 15, 2003 including various addenda, which were amended from time to time (collectively referred to as the “Original Agreement”);

WHEREAS, GLOBALFOUNDRIES became the successor to AMD in the Original Agreement and became a party to the Original Agreement as of December 8, 2008;

WHEREAS, GLOBALFOUNDRIES and Supplier together referred to as “Parties” or each as “Party” as the case might be, now wish to enter into this Materials Supply Agreement (the “Agreement”) as of the Effective Date, and this Agreement shall replace the Original Agreement as of the Effective Date, provided that and to the extent there are any Orders still in effect as of the Effective Date, such Orders shall be attached to this Agreement;

WHEREAS, GLOBALFOUNDRIES US 2 LLC (Fab 9 and 10) (“GF US 2 LLC”) and Supplier entered into an Adoption Agreement on July 1, 2015, wherein GF US 2 LLC and Supplier identified and acknowledge certain GF Agreements and the Long Term Agreement (each as defined in the Adoption Agreement) were between GF US 2 LLC and Supplier;

NOW THEREFORE, in consideration of the mutual covenants, rights and obligations set forth herein of which each Party hereby acknowledges; and intend to be further legally bound, and agree as follows:

1. Scope of Agreement

(a)	Scope.

Supplier agrees to sell and GLOBALFOUNDRIES agrees to purchase, subject to the limitations set forth herein, those products (“Products”) set forth in one or more Product Purchase Addenda or Long Term Addenda agreed to by the Parties or a Party’s -Affiliate, or such similar documents that contain terms with respect to the purchase and sale of Products and that make reference to this Agreement (each an “Addendum”), or one or more mutually agreed upon purchase orders or scheduling agreements by the Parties and issued by GLOBALFOUNDRIES (each an “Order”). Each Addendum and Order are incorporated into this Agreement, herein by reference. Unless otherwise expressly agreed in the applicable Addendum or Order, the terms of any Addendum or Order will control

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over the terms of this Agreement, to the extent the terms of the Addendum or Order may be inconsistent or in conflict with this Agreement. Notwithstanding the foregoing, the following provisions set forth in this Agreement shall not be amended or superseded by the terms of any Addendum or Order, and may only be modified by a written modification to this Agreement that is signed and executed by both Parties: Sections 1; 2; 3(a), (c), (d); 4(c), (d)(i), (d)(ii), (d)(iv), (e) (ii), (f), (g), (h), (i); 6; 7; 8; 11; 12;13; 14; 15.

Other than as explicitly set forth in this Agreement or any Addendum, neither Party accepts nor agrees to the other Parties standard pre-printed terms appearing on the other Parties forms, including any such terms that may appear on an Order.

(b)	Affiliates.

Affiliates of GLOBALFOUNDRIES, with the exception of GLOBALFOUNDRIES US 2 LLC (Fab 9 and 10), may also issue Orders or may be added as parties to an Addendum with Supplier pursuant to the terms of this Agreement and the applicable Addendum for so long as such entities remain Affiliates of GLOBALFOUNDRIES. For the avoidance of doubt, such Affiliates shall be bound by the terms and conditions of this Agreement and the applicable Addendum and/or Orders. For purposes of this Agreement “Affiliate” as used herein means any corporation, company, or other entity which (i) is Controlled by a Party hereto; (ii) Controls a Party hereto; or (iii) is under common Control with a Party hereto. For purposes of this Agreement, ownership in a company in conjunction with the right to manage the company shall be considered to qualify as Control of the company. GLOBALFOUNDRIES US 2 LLC (Fab 9 and 10) may in the future be incorporated into this Agreement by an amendment hereto signed and executed by the Parties and in case GLOBALFOUNDRIES will establish or acquire other production sites as Affiliates as the existing ones at the time of signature of this Agreement, the Parties shall negotiate in good faith whether such Affiliate shall be included into this Agreement or not. For the avoidance of doubt, in the event an entity is no longer an Affiliate of GLOBALFOUNDRIES, it is no longer allowed to be a Party to this Agreement or any applicable Addendum or Order unless otherwise specifically agreed in writing between the Parties.

(c)	Replacement of the Original Agreement and GF Agreements.

The Parties hereby amend and replace in its entirety the Original Agreement as defined in the Recitals with the effect that this Agreement shall replace such prior Original Agreement in all respects as of the Effective Date, provided that and to the extent there are any Orders that were part of the Original Agreement still in effect as of the Effective Date, such Orders shall be attached and incorporated by reference to this Agreement.

Further the Parties intend that this Agreement shall supersede the GF Agreements and the Long Term Agreement as defined in the Recitals only to the extent such agreements were assigned to GLOBALFOUNDRIES or an Affiliate, as defined in Section 1(b), above; for the avoidance of doubt, the Parties do not intend for this Agreement to supersede the GF Agreements and the Long Term Agreement to the extent GLOBALFOUNDRIES US 2 LLC (Fab9 and 10) is a party to such agreements,

2. Term of Agreement

This Agreement shall commence on the Effective Date and shall remain in effect through March 31, 2022, and will automatically renew for successive one (1) year periods thereafter unless and until terminated by either Party providing written notice of termination to the other Party at least [***] days prior to expiration of the then-current period of the Agreement, or unless otherwise terminated in accordance with the terms of this Agreement. In the event this Agreement is terminated or the term of the Agreement expires before the term of an Addendum or Order is terminated or expired, then, the terms of this Agreement shall survive such termination or expiration of the Agreement so that the Agreement shall continue to govern the purchase and sale of Products pursuant to such applicable Addendum, or Order until it expires or is terminated.

3. Compensation

(a)	Purchase Price.

The purchase price(s) for the Products shall be as set forth in the applicable Addendum, or as stated in the Order, and shall remain as specified in such documents. All Products will be priced and payments settled in US Dollars unless otherwise agreed in the applicable Addendum. Except as specifically provided in this Agreement, any Addendum or Order, Supplier will not be entitled to any other form of compensation or reimbursement related to the provision of the Products.

Materials Supply Agreement GLOBALFOUNDRIES SOITEC

(b)	Payment Terms.

(i) Except as may be otherwise agreed in the applicable Addendum, or Order, or otherwise agreed by the Parties in writing, the Parties shall use one of the following payment processes: (A) the Evaluated Receipts Settlement (“ERS”) process, (B) the GLOBALFOUNDRIES’ self-billing program; or (C) such other payment process agreed to by the Parties when such ERS process or self-billing program is not used and GLOBALFOUNDRIES receives an itemized invoice from Supplier.

(ii) All payments due to Supplier shall be made within [***] days [***] to GLOBALFOUNDRIES or one of its applicable Affiliates; [***]

(c)	[***]

(d)	[***]

(e)	Taxes.

(i) Supplier shall determine to what extent the Products under this Agreement, applicable Addendum or in an Order are subject to any value added tax, sales tax, goods and services tax, business tax or similar taxes. To the extent that the Products are subject to any such tax(s) Supplier shall collect and remit such tax(es) to the responsible tax authorities and such tax(s) shall be paid by GLOBALFOUNDRIES in addition to the agreed prices provided that Supplier renders

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proper invoices within the meaning of the applicable tax law. GLOBALFOUNDRIES shall not be liable for any penalty or interest charges resulting from Supplier’s failure to collect such tax(es) or from any incorrect invoicing by Supplier. In the event that any tax exemptions apply, GLOBALFOUNDRIES shall provide Supplier with all legally required information, certificates or other documents in a timely manner.

(ii) If payments made hereunder by GLOBALFOUNDRIES are subject to deduction of any withholding taxes imposed by applicable laws. GLOBALFOUNDRIES shall have the right to withhold from payments to Supplier any taxes that GLOBALFOUNDRIES is required to withhold under such laws. GLOBALFOUNDRIES shall provide Supplier with a certificate from the applicable tax authorities or other documentation reasonably required by Supplier to evidence such tax payment.

(iii) Supplier agrees to use commercially reasonable efforts to cooperate in order to reduce the tax burden arising under this Agreement. Supplier is exclusively liable for the payment of any and all taxes and contributions for unemployment insurance, old age retirement benefits, workers’ compensation insurance or benefits, life insurance, pensions, annuities, and similar benefits, and any other employment related costs, obligations, and duties that may now or hereafter be imposed by law, collective bargaining agreements, or otherwise with respect to persons performing under this Agreement on behalf of Supplier.

(iv) GLOBALFOUNDRIES is exclusively liable for the payment of any and all taxes and contributions for unemployment insurance, old age retirement benefits, workers’ compensation insurance or benefits, life insurance, pensions, annuities, and similar benefits, and any other employment related costs, obligations, and duties that may now or hereafter be imposed by law, collective bargaining agreements, or otherwise with respect to persons performing under this Agreement on behalf of GLOBALFOUNDRIES.

4. Product Delivery

(a)	Replenishment Advice

For consignment inventory, at the beginning of each calendar year, GLOBALFOUNDRIES shall provide an annual frame-work purchase order indicating the expected volumes for Product purchases in the respective calendar year (“Replenishment Advice”). Supplier acknowledges and agrees that such Replenishment Advices are intended to provide a good faith estimate for annual business planning purposes. [***] Such Replenishment Advice shall not be binding upon the Parties, and do not constitute an Order of Products by GLOBALFOUNDRIES or a commitment by GLOBALFOUNDRIES to purchase Products from Supplier or a commitment from Supplier to sell or deliver such Products.

(b)	Forecasts & Order Process.

(i) For Products in consignment inventory, [***] GLOBALFOUNDRIES shall provide a good faith forecast to Supplier of potential Product purchases for at least the succeeding [***] for Product that is purchased from consignment inventory (each a “Forecast”). Supplier acknowledges and agrees that such Forecasts are intended to provide a good faith estimate for business planning purposes. [***] Subject to the provisions set forth herein, such Forecasts shall not be binding upon the parties and do not constitute an Order of Products by GLOBALFOUNDRIES or a commitment by GLOBALFOUNDRIES to purchase Products from Supplier or a commitment from Supplier to sell or deliver such Products. The most recent Forecast shall be deemed as the most relevant Forecast. Supplier shall provide its delivery plan according to the received Forecast to GLOBALFOUNDRIES at the end of the respective week (the “Delivery Plan”). Notwithstanding anything to the contrary in this Section 4(b), such Delivery Plan shall become binding upon both Parties, in a rolling manner, from the respective calendar week for [***] (the “Rolling Frozen Delivery Plan Quantities”); and for the Rolling Frozen Delivery Plan Quantities, Supplier shall be obligated to deliver and GLOBALFOUNDRIES shall be obligated to purchase such quantities of Product set forth in the Rolling Frozen Delivery Plan Quantities. In such cases, a Release shall be issued by GLOBALFOUNDRIES to reflect the Rolling Frozen Delivery Plan Quantities, as is required pursuant Section 4 (c).

Materials Supply Agreement GLOBALFOUNDRIES SOITEC

(ii) [***]

(c)	Authorization for Delivery.

Unless otherwise agreed in an Addendum, each Delivery of Products must be authorized in writing or by an Order by GLOBALFOUNDRIES and accepted by Supplier (each, a “Release”), and such Releases shall be Supplier’s sole authority to Deliver the Products and only to the extent authorized therein. Once a Release is issued, it cannot be canceled or revoked without written agreement of the Parties.

(d)	Delivery of Products.

(i) All Products shipped by Supplier pursuant to this Agreement will be packaged, marked, and otherwise prepared for shipment in a manner which is (i) in accordance with good commercial practice; (ii) acceptable to standards of common carriers for shipment and in accordance with International Chamber of Commerce (“ICC”) regulations; (iii) adequate to insure safe arrival of the Products at the agreed upon delivery location; and (iv) in accordance with the Product Specifications or Specifications as set forth in the applicable Addendum, or Order. Supplier will ship Products via Supplier’s vehicles or Supplier -approved subcontract carrier contracted in accordance with the provisions below.

(ii) Delivery-Date: For Products within the consignment stock, the Delivery Date shall be the date of [***]

(iii) Terms of delivery for Products shall be set forth in the Addenda. If no terms of delivery are agreed in the respective Addendum or Order the delivery term shall be [***] as defined in the Incoterms 2010; in case the Incoterms change the Parties may mutually agree to modify to the then applicable Incoterms version.

[***] shall act as “seller” and Supplier shall act as “buyer” pursuant to such definition.

(e)	[***]

For the [***] after the Rolling Frozen Delivery Plan Quantities, in the event GLOBALFOUNDRIES increases the volumes set forth in the Forecasts, [***]

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[***]

(ii) In the event Supplier provides written notice to GLOBALFOUNDRIES that it has reached its [***] then Section 4(f) [***], below, shall not apply.

(f)	[***]

(g)	Force Majeure.

Neither Party shall be held responsible for any delay or failure in performance of any part of this Agreement to the extent such delay or failure is caused by an act of God, a third party’s or national strike, or other similar causes beyond its control and without the fault or negligence of the delayed or non-performing Party (each a “Force Majeure Event”). Delays by vendors in manufacture or delivery of materials not caused by a Force Majeure Event, or shortages of labor or materials resulting from general market conditions (including price increases), shall not constitute a Force Majeure Event A Party who is delayed or fails to perform as a result of a Force Majeure Event (“Affected Party”) must use its commercially reasonable efforts to mitigate and minimize any resulting delay in the performance of the suspended obligation. The Affected Party shall provide written notice to the other Party within twenty-four (24) hours of learning of a Force Majeure Event, stating the nature and cause of the event, the anticipated length of the delay, the measures proposed or taken by the Affected Party to minimize the delay, and the timetable for implementation of such measures. If a Force Majeure Event occurs, either Party may (i) suspend this Agreement in whole or in part for the duration of the delay; (ii) conduct business elsewhere and deduct such business from any committed quantities; and/or (iii) extend the term of this Agreement up to the length of time of the delay. Either Party, when it is not the Affected Party, may terminate this Agreement or any part hereof without penalty if the delay or failure in performance continues beyond thirty (30) days.

Materials Supply Agreement GLOBALFOUNDRIES SOITEC

(h)	Risk of Loss, Title Transfer.

Notwithstanding any prior inspections, and irrespective of any Incoterms point that may be named on the Order or Addendum, Supplier, where applicable, will bear all risk of loss, damage, and destruction to the Products until [***] of the Products to GLOBALFOUNDRIES.

Title to the Products will pass to GLOBALFOUNDRIES upon the Delivery Date of the respective Products. Supplier may revoke the foregoing transfer of title at the Delivery Date in the event that before the Delivery Date of any Product an insolvency or similar proceeding is opened against GLOBALFOUNDRIES or against any of the Affiliates to which Products are delivered and/or sold under this Agreement, in each case with immediate effect. For clarification purposes, the forgoing applies only to the respective Affiliate or GLOBALFOUNDRIES that may become a party of such proceedings. In such case Supplier shall notify GLOBALFOUNDRIES and/or the applicable Affiliate of such revocation in text form (i.e. electronic mail shall suffice).

(i)	Country of Origin.

Supplier hereby agrees that upon written request from GLOBALFOUNDRIES, Supplier will identify the country of origin (as such is then interpreted by the U.S. Customs Services) of the Products and provide written notification of such country of origin for GLOBALFOUNDRIES. [***]

5. Disaster Recovery Plan

Supplier will prepare a written “Disaster Recovery Plan” describing the measures taken by Supplier to ensure the continued supply of Products to GLOBALFOUNDRIES pursuant to the requirements of this Agreement in the event of any disaster or problem. Such plan shall be submitted by Supplier in a timely manner to GLOBALFOUNDRIES upon GLOBALFOUNDRIES request. [***]

6. Quality Assurance

(a)	Quality Control.

(i) Supplier will maintain a quality management system which is ISO9001 / ISOTS16949 certified (whichever is applicable). Supplier shall adhere to these standards and upon reasonable request deliver proof that the delivered Products were manufactured and tested in accordance with these quality standards. [***]

(ii) [***]

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(iii) [***]

(b)	Certificate of Analysis / Certificate of Compliance

Supplier will provide a certificate of analysis (C of A) or certificate of conformance (C of C), as set forth in GLOBALFOUNDRIES’ applicable Specifications.

(c)	Specification Acceptance

Supplier will timely review and distribute internally all GLOBALFOUNDRIES’ Specifications, updates to Specifications, and agreed upon Product Specifications provided by GLOBALFOUNDRIES to Supplier by electronic data system, attachment to an email or hard copy. Supplier shall use commercially reasonable efforts to accept, accept with exceptions or reject GLOBALFOUNDRIES’ Specification, updates to Specifications, and/or updates to Product Specifications [***] of the date it has been provided to Supplier. In case Supplier requests exceptions to the Specification, the updates to Specifications, and/or updates to Product Specifications, the previous version of the respective document will continue to apply between the Parties [***] Specifications, updates to Specifications, and/or updates to Product Specifications will be accepted by activating the respective button in the data system and without undue delay uploading the Document Acceptance/Implementation Form (DAIF).

(d)	[***]

(e)	[***]

Materials Supply Agreement GLOBALFOUNDRIES SOITEC

7. Changes

(a)	[***]

(b)	GLOBALFOUNDRIES Changes.

GLOBALFOUNDRIES may change GLOBALFOUNDRIES-supplied drawings, designs, Specifications, or any other aspect of a Product Specification, provided that (i) GLOBALFOUNDRIES gives at least [***] written notice prior to the effective date of such change to Supplier; (ii) Supplier reviews and accept such change; and (iii) the Parties reach a subsequent agreement detailing the change. If the Parties cannot reach a mutual agreement detailing the change, including but not limited to pricing, within such [***] notice, then such change shall not go into effect; provided, however, in the event the Parties are unable to reach such mutual agreement on such GLOBALFOUNDRIES’ changes, then upon an additional [***] written notice to Supplier, [***]

8. Warranty

(a)	Product Warranty.

Supplier warrants that all Products purchased by GLOBALFOUNDRIES hereunder (i) meet current industry standards with respect to materials and workmanship; (ii) are and will be free from all defects in materials and workmanship; (iii) and conform to the Product Specifications and/or the terms and provisions in the relevant Control Limit Agreement set forth in the applicable Addendum (the “Warranty”). The period for the Warranty for Products delivered to GLOBALFOUNDRIES will be [***] (the “Warranty Period”)

(b)	Limitations to the Warranty.

Materials Supply Agreement GLOBALFOUNDRIES SOITEC

Notwithstanding anything to the contrary in this Agreement, the Warranty shall not apply in the event: (i) GLOBALFOUNDRIES, or anyone acting on its behalf, fails to store or handle the Product(s) as instructed by Supplier in the applicable Addendum, (ii) any defect or deterioration of the Product(s) is the result of: (A) any improper use of or act or event occurring to the Products after the Delivery Date to GLOBALFOUNDRIES; (B) any use of the Product(s) not in conformity with its normal use, the instructions provided by Supplier in the applicable Addendum, or industry standards; or (iii) any attempt to modify, alter, or recondition the Product(s) by GLOBALFOUNDRIES or any other person or entity not authorized by Supplier after the Delivery Date.

(c)	Remedies for Breach of Warranty.

If any Products purchased hereunder do not comply with the Warranty specified in Section 8(a), herein, (the “Noncompliant Product”), GLOBALFOUNDRIES shall promptly notify the Supplier, in writing, of any claim of non-compliance with the Warranty. GLOBALFOUNDRIES shall hold the Noncompliant Products until Supplier has received written notice of such claim and shall allow the Supplier to inspect and reasonably to determine if such Products are defective pursuant to the Warranty. [***]

In the event Section 8(c) (iii) is [***] selected remedy. [***]

(d)	[***]

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(e)	No Waiver.

No visual inspection of the packaging of the Product pursuant to Section 6(e) by GLOBALFOUNDRIES, any third party on behalf of GLOBALFOUNDRIES, the Supplier or any third party on behalf of Supplier, with respect to Supplier’s Products, shall relieve Supplier from any portion of its Warranty obligation nor shall waiver by GLOBALFOUNDRIES of any Product Specification requirement for one or more items of Product constitute a waiver of such requirements for remaining items unless expressly agreed by GLOBALFOUNDRIES in writing.

(f)	DISCLAIMED WARRANTIES

THE WARRANTIES PROVIDED IN THIS SECTION 8 ARE IN LIEU OF, AND THE SUPPLIER EXPRESSLY DISCLAIMS, ANY AND ALL OTHER WARRANTIES, EXPRESS, STATUTORY OR IMPLIED INCLUDING ANY IMPLIED WARRANTY OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE OR USE OR NONINFRINGEMENT. HOWEVER THE FOREGOING SHALL UNDER NO CIRCUMSTANCES LIMIT GLOBALFOUNDRIES’ RIGHTS REGARDING INTELLECTUAL PROPERTY INDEMNITY RIGHTS AS SET FORTH IN SECTION 12(c) OF THIS AGREEMENT.

9. Insurance

Supplier shall procure product liability insurance in a reasonably prudent amount as regards Supplier’s obligations hereunder and to cover potential liability to GLOBALFOUNDRIES or any third party arising out of this Agreement. Supplier will maintain at its expense: (i) comprehensive general or public liability insurance with a minimum limit per occurrence or accident of $ [***] (or local currency equivalent); (ii) worker’s compensation or employer’s liability as required by local law, such policies waiving any subrogation rights against GLOBALFOUNDRIES; and (iii) automobile liability insurance as required by local statute but not less than $ [***] (or local currency equivalent) if a vehicle will be used in the performance of this Agreement.

Insurance required under this Section will be primary or noncontributory regarding insured damages or expenses, and will be purchased from insurers of sound internationally recognized financial standing. One or more certificates of insurance will be issued by Supplier’s broker and furnished to GLOBALFOUNDRIES.

10. Compliance

(a)	Laws & Regulations.

In the performance of this Agreement, both Parties will at all times comply with all applicable governmental laws, statutes, ordinances, rules, regulations, orders, and other requirements, including without limitation such governmental requirements applicable to environmental protection, health, safety, wages, hours, equal employment opportunity, nondiscrimination, working conditions, import or export control, customs, and transportation. In the event that Supplier requires GLOBALFOUNDRIES’ assistance to achieve such compliance, Supplier will promptly notify GLOBALFOUNDRIES.

(b)	Safety, Security & Environmental Protection.

Suppliers performing work on GLOBALFOUNDRIES property are responsible for obtaining a copy, for which a pdf copy is sufficient, of the current version of GLOBALFOUNDRIES’ environmental, health & safety handbook for contractors or equivalent site specific information material, and for ensuring that its employees, agents, and subcontractors understand and comply with all applicable GLOBALFOUNDRIES policies, procedures, and programs. Supplier shall bear the cost of compliance with all GLOBALFOUNDRIES’ health, safety, security and environmental protection requirements in the event Supplier performs work on GLOBALFOUNDRIES’ site. Supplier will cooperate with GLOBALFOUNDRIES in performing work on GLOBALFOUNDRIES property so as to minimize any potential interference with GLOBALFOUNDRIES’ other activities, to protect the safety and health of GLOBALFOUNDRIES’ employees, agents, and visitors, and to safeguard GLOBALFOUNDRIES’ property. Upon completion of work on GLOBALFOUNDRIES property, Supplier will remove any resulting debris and waste material and will return the work site to a condition reasonably satisfactory to GLOBALFOUNDRIES. Supplier will not cause or allow a discharge, release, or emission of any regulated substance into the environment on GLOBALFOUNDRIES property without the prior written approval of GLOBALFOUNDRIES’ Environmental, Health & Safety department. Supplier is obliged to register its chemical substances in accordance with the REACH legislation (Registration, Evaluation, Authorization and restriction of Chemicals) to the extent applicable. For the avoidance of doubt, significant or repetitive violations of certain GLOBALFOUNDRIES safety, security, and environmental policies may be deemed a material breach of this Agreement.

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(c)	Electronic Information Security.

Supplier agrees that Supplier personnel who will access any GLOBALFOUNDRIES electronic information systems must execute all agreements and forms reasonably requested by GLOBALFOUNDRIES, including authorization to conduct a background investigation. As applicable, Supplier will cause the Supplier personnel to, fully comply with and abide by all applicable GLOBALFOUNDRIES electronic information security policies (as amended and modified by GLOBALFOUNDRIES) at all times during the term as set forth in section 2 of this Agreement; and a copy of such policies shall be provided to applicable Supplier personnel in hard copy or by electronic mail. GLOBALFOUNDRIES will authorize any necessary information system access mechanisms, including access IDs and passwords, and in no event will Supplier permit any such mechanisms to be shared or used by other than the individual to whom issued or to be used for any purpose other than the fulfillment of Supplier’s obligations under this Agreement. Once each calendar quarter and upon reasonable request by GLOBALFOUNDRIES, Supplier agrees to provide GLOBALFOUNDRIES with an accurate, up-to-date list of those Supplier personnel having access to GLOBALFOUNDRIES’ electronic information systems, software, or data. Supplier agrees that any failure to comply with the provisions of this Section entitles GLOBALFOUNDRIES to deny or restrict the access privileges of such non-complying Supplier personnel, as GLOBALFOUNDRIES deems appropriate in its sole discretion.

(d)	Governmental Permits and Notifications.

Supplier will investigate the need for, and will procure in its own name to the extent allowed by law and at its own cost and expense, all governmental permits, notifications, approvals, and inspections required for the performance of its obligations hereunder. Supplier will promptly notify GLOBALFOUNDRIES if any such permit or approval lapses, or is modified or revoked if such lapse, modification or revocation has an impact upon the performance of this Agreement. If, under applicable law, any such permits or approvals must be procured in GLOBALFOUNDRIES’ name, Supplier will promptly so inform GLOBALFOUNDRIES and will reasonably assist GLOBALFOUNDRIES in obtaining such permits or approvals.

(e)	Social Responsibility.

GLOBALFOUNDRIES expects all of its suppliers to demonstrate their commitment to the highest ethical and compliance standards, consistent with the Electronic Industry Code of Conduct (www.eicc.info). Accordingly, Supplier will adopt and maintain policies, procedures, and behaviors that benefit the workplace, individual, organization, community, and environment. GLOBALFOUNDRIES acknowledges that it has adopted and maintains policies, procedures, and behaviors that benefit the workplace, individual, organization, community, and environment in accordance with this Section 10(e).

(f)	Records

Supplier will keep records in a reasonable manner that sufficiently evidence that Supplier has discharged its obligations with respect to its compliance with Sections 10(a), (b) (c), (d), 10(e) and 10(g) [***] Such records shall be [***] treated as Confidential Information according to Section 14 of this Agreement; and to the extent any applicable law prohibits the disclosure of such records described herein, than such records shall not be disclosed.

(g)	Importer Security Filing

For all shipments which are made by vessel into the United States of America, U.S. Customs and Border Protection requires that an Importer Security Filing (ISF) be filed no later than 24 hours before the cargo is laden aboard the vessel at the foreign port (see 19 C.F.R. §149.2). For [***] shipments made pursuant to this Agreement, it is the responsibility of the Supplier to file the ISF.

11. Termination

(a)	Termination for Material Breach.

If either Party fails to comply in any material respect with any of the conditions or provisions of this Agreement, an Order or an Addendum, and such failure is not due in whole or in material part to the non-performance by the other Party of its obligations hereunder or a Force Major Event, such failure shall constitute a material breach of this Agreement. If such material breach continues without being cured by the breaching Party within [***] after receipt of written notice from the non-breaching Party (“Cure Period”), the non-breaching Party may, at its option, terminate this Agreement, any applicable Order or any applicable Addendum by giving the breaching Party written notice thereof and the non-breaching Party shall be entitled to terminate its obligations with respect to any applicable Order or Addendum and this Agreement. [***]

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(b)	Exceptional Termination.

Either Party may terminate this Agreement in writing with a [***] notice period in the event that either Party (i) is adjudged or becomes insolvent; (ii) has any proceedings instituted by or against it in bankruptcy, under insolvency laws, or for the Party’s reorganization under such laws or for the Party’s, receivership, dissolution, or liquidation and such proceeding is not dismissed or vacated within ninety (90) calendar days; (iii) makes an assignment for the benefit of creditors or any general arrangement with creditors; or (iv) discontinues business or adopts a resolution calling for same, the other Party may terminate this Agreement for cause. Notwithstanding the above, either Party shall have the right to seek any other remedy that may be available at law or in equity.

(c)	Supplier’s Cessation of Production.

Unless otherwise agreed in an Addendum, subject to and in addition to Supplier’s rights to terminate this Agreement as set forth in Sections 11(a) and (b), hereinabove, in the event that Supplier intends to cease production of Products in all facilities that supply Products to GLOBALFOUNDRIES or its applicable Affiliates (the “Terminated Product(s)”), Supplier may terminate this Agreement or applicable Addendum and/or Order provided that (i) Supplier provides immediate written notice to GLOBALFOUNDRIES at least [***] in advance of any such anticipated cessation [***] and/or [***] in advance of any such anticipated cessation [***]

(d)	Obligations Upon Termination Pursuant to Section 11(c).

In addition to any other obligations that may be agreed to in the applicable Addendum or this Agreement, upon termination of this Agreement by Supplier pursuant to Section 11(c) above: [***] The termination of any Order or Addendum resulting from the cessation of production of a Terminated Product, or any part or portion thereof, will not terminate or otherwise affect in any way the validity of this Agreement or any other Order or Addendum in effect at such time and that does not apply to such Terminated Product.

(e)	Equitable Relief to Sections 11(c) and (d)

The Parties acknowledge that GLOBALFOUNDRIES’ operations depend upon the continuous and uninterrupted supply of Products in adequate quantities, and that GLOBALFOUNDRIES could suffer significant damages if this supply is wrongfully curtailed or interrupted. Therefore, the Parties agree that GLOBALFOUNDRIES will be entitled to injunctive or other equitable relief to ensure Supplier’s performance in accordance with the subsections 11(c) and 11(d), respectively entitled “Supplier’s Cessation of Production” and “Obligations Upon Termination” above, notwithstanding the fact that an adequate remedy at law may exist.

Materials Supply Agreement GLOBALFOUNDRIES SOITEC

(f)	Effect of Termination

With the exception of a termination pursuant to Section 11(c), above, and subject to the terms and provisions of Sections 11(a) and 11(b), in the event of the termination or expiration of this Agreement, any Order or any Addendum, the obligations of the applicable Party hereunder that would have been required to be performed by such Party on or after the effective date of termination shall cease except for (i) any Party’s right to receive all payments due and/or payable with respect to any facts and circumstances occurring or prior to the effective date of termination; (ii) the performance of corresponding obligations by the other Party, occurring on or prior to the effective date of termination; or (iii) any accrued rights or liabilities of either Party. Such termination will not affect the coming into force or continuation in force of any clauses and provisions of this Agreement which are expressly or by implication to come into force or continue in force on or after the termination or expiration of this Agreement, any Order or any Addendum. Further, the termination or expiration of this Agreement, any Order or any Addendum shall not relieve either Party of its obligations with respect to the duties of confidentiality as set forth in Section 14, below.

12. Indemnification and Limitation of Liability

(a)	GENERAL INDEMNIFICATION.

NOTWITHSTANDING ANY OTHER PROVISION OF THIS AGREEMENT TO THE CONTRARY, GLOBALFOUNDRIES OR ITS APPLICABLE AFFILIATE, ON THE ONE HAND, AND SUPPLIER ON THE OTHER HAND AGREES TO INDEMNIFY, DEFEND AND HOLD HARMLESS (EACH AN “INDEMNIFYING PARTY”) THE OTHER APPLICABLE PARTY (“INDEMNIFIED PARTY”). ITS SUBSIDIARIES, AFFILIATES, OFFICERS, DIRECTORS, EMPLOYEES, SUBCONTRACTORS, AND AGENTS FROM AND AGAINST ANY AND ALL REASONABLE AND DOCUMENTED OR PROVEN CLAIMS, DEMANDS, DAMAGES, LOSSES, AND EXPENSES ARISING OUT OF, IN CONNECTION WITH OR RESULTING FROM ANY BREACH BY THE INDEMNIFYING PARTY OF ITS OBLIGATIONS HEREUNDER AND/OR THE NEGLIGENCE OR WILLFUL MISCONDUCT OF ANY INDEMNIFYING PARTY’S EMPLOYEE, REPRESENTATIVE OR AGENT. [***]

(b)	INTELLECTUAL PROPERTY INDEMNIFICATION.

(i) SUPPLIER AGREES TO DEFEND, AT SUPPLIER’S SOLE EXPENSE, GLOBALFOUNDRIES ITS AFFILIATES, SUBSIDIARIES, SUCCESSORS, ASSIGNS AND CUSTOMERS AGAINST ALL CLAIMS, ACTIONS, DEMANDS OF ANY KIND OR NATURE TO THE EXTENT IT IS ALLEGED THAT GLOBALFOUNDRIES POSSESSION OR USE OF A PRODUCT INFRINGES ANY PATENT, TRADEMARK, SERVICE MARK, COPYRIGHT, OR ANY OTHER THIRD PARTY INTELLECTUAL PROPERTY RIGHT. SUPPLIER AGREES TO INDEMNIFY AND HOLD HARMLESS GLOBALFOUNDRIES ITS AFFILIATES, SUBSIDIARIES, SUCCESSORS, ASSIGNS AND CUSTOMERS AGAINST ALL CLAIMS, ACTIONS, DEMANDS, LIABILITIES, LOSSES, COSTS, FEES, EXPENSES, DAMAGES, AND INJURIES OF ANY KIND OR NATURE EXCLUDING INDIRECT OR CONSEQUENTIAL DAMAGES ARISING FROM ANY ACTUAL AND PROVEN INFRINGEMENT [***] OF ANY PATENT, TRADEMARK, SERVICE MARK, COPYRIGHT, OR ANY OTHER THIRD PARTY INTELLECTUAL PROPERTY RIGHT SOLELY BY REASON OF THE USE OF A PRODUCT OR SUPPLIER’S FAILURE TO COMPLY WITH THE REQUIREMENTS OF THIS SUBSECTION 12(b). THIS INDEMNIFICATION SHALL NOT APPLY TO THE EXTENT THAT THE CONDITIONS STIPULATED IN SUBSECTION 12 (b) (iv) BELOW WOULD APPLY TO SUCH CLAIM.

Materials Supply Agreement GLOBALFOUNDRIES SOITEC

(ii) SUPPLIER’S OBLIGATIONS UNDER THIS SECTION 12(b) ARE CONDITIONED UPON GLOBALFOUNDRIES PROVIDING NOTICE TO SUPPLIER IN WRITING WITHIN [***] OF GLOBALFOUNDRIES RECEIPT OF NOTICE OF THE CLAIM OF INFRINGEMENT FROM THE CLAIMANT. IN THE EVENT THAT SUPPLIER OTHERWISE LEARNS OF A CLAIM OF INFRINGEMENT RELATED IN ANY WAY TO THE PRODUCTS SOLD TO GLOBALFOUNDRIES UNDER THIS AGREEMENT, SUPPLIER WILL PROMPTLY NOTIFY GLOBALFOUNDRIES OF SUCH CLAIM. GLOBALFOUNDRIES SHALL PROVIDE REASONABLE ASSISTANCE, AT SUPPLIER’S EXPENSE, FOR ANY DEFENSE OF GLOBALFOUNDRIES AS REQUIRED PURSUANT TO SUBSECTION (i) ABOVE. [***] PROVIDED, HOWEVER, SUPPLIER SHALL NOT BE LIABLE HEREUNDER FOR ANY DAMAGES (INCLUDING WITHOUT LIMITATION INDIRECT OR CONSEQUENTIAL DAMAGES) WHICH RESULT FROM GLOBALFOUNDRIES FAILURE TO MITIGATE DAMAGES AS REQUIRED BY LAW OR WHICH ARISE FROM OR ARE RELATED TO CLAIMS FOR WHICH GLOBALFOUNDRIES HAS FAILED TO GIVE SUPPLIER TIMELY NOTICE AND AN OPPORTUNITY TO ASSUME THE DEFENSE THEREOF, SUPPLIER HAS SOLE CONTROL OF THE DEFENSE AND ALL RELATED SETTLEMENT NEGOTIATIONS, BUT ANY FINAL SETTLEMENT SHALL BE SUBJECT TO GLOBALFOUNDRIES PRIOR APPROVAL.

(iii) IN ADDITION TO THE REQUIREMENTS OF SUBSECTIONS (i) AND (ii) ABOVE, IF THE USE OF ANY PRODUCT IS ENJOINED OR IF SUPPLIER BELIEVES THAT ANY PRODUCT IS INFRINGING, SUPPLIER SHALL, AT ITS EXPENSE, USE ITS REASONABLE COMMERCIAL EFFORTS TO PROCURE ON GLOBALFOUNDRIES BEHALF A LICENSE ALLOWING GLOBALFOUNDRIES TO CONTINUE USING PRODUCT IN ACCORDANCE WITH THE AGREEMENT. IF SUPPLIER IS UNABLE TO DO SO, SUPPLIER SHALL, AT ITS OWN EXPENSE, USE ITS REASONABLE COMMERCIAL EFFORTS TO:

(A) REPLACE THE PRODUCT WITH A NON-INFRINGING PRODUCT THAT MEETS ALL APPLICABLE REQUIREMENTS AND SPECIFICATIONS;

(B) MODIFY THE PRODUCT TO BE NON-INFRINGING, SO LONG AS THE MODIFIED PRODUCT MEETS ALL APPLICABLE REQUIREMENTS AND SPECIFICATIONS; OR

(C) IF AFTER EXERCISING ITS REASONABLE COMMERCIAL EFFORTS SUPPLIER IS UNABLE TO REPLACE OR MODIFY PRODUCT AS STATED ABOVE, REFUND IN FULL ALL COSTS PAID BY GLOBALFOUNDRIES FOR PRODUCT PLUS ANY ASSOCIATED COSTS.

(iv) GLOBALFOUNDRIES SHALL DEFEND, INDEMNIFY, AND HOLD SUPPLIER HARMLESS FROM ANY COSTS OR EXPENSES ARISING FROM A RIGHTFUL CLAIM OF INFRINGEMENT BY A THIRD PARTY, WHERE (A) GLOBALFOUNDRIES FURNISHES AND REQUIRES SUPPLIER TO USE SPECIFICATIONS FOR THE PROCESS OF MANUFACTURING THE PRODUCT(S), (B) THE PORTION OF THE SPECIFICATION THAT IS THE SUBJECT OF THE CLAIM DID NOT ORIGINATE FROM SUPPLIER, AND (C) SUCH INFRINGEMENT CLAIM WOULD NOT HAVE OCCURRED BUT FOR COMPLYING WITH SUCH SPECIFICATIONS.

(c)	LIMITATIONS ON LIABILITY.

EXCEPT AS PROVIDED BELOW, A PARTY’S LIABILITY TO THE OTHER PARTY FOR DAMAGES OR LOSSES OF ANY KIND OR NATURE RESULTING FROM THAT PARTY’S BREACH OF THIS AGREEMENT OR NEGLIGENT CONDUCT SHALL NOT EXCEED THE LESSER OF (i) ONE HUNDRED MILLION U.S. DOLLARS ($100,000,000.00) OR (ii) CONSOLIDATED SALES OF PRODUCTS OVER THE LAST TWELVE (12) CONSECUTIVE MONTHS DURING ANY PERIOD OF TWELVE (12) CONSECUTIVE MONTHS. PROVIDED, HOWEVER, THE LIMITATION OF LIABILITY SET FORTH IN THIS SECTION SHALL NOT LIMIT A PARTY’S LIABILITY FOR BODILY INJURY OR DEATH OR FOR DAMAGES OR LOSSES OF ANY KIND RESULTING FROM ITS: (A) BREACH OF ITS OBLIGATIONS UNDER SECTION 14 (CONFIDENTIALITY) BELOW, OR (B) GROSS NEGLIGENCE OR WILLFUL MISCONDUCT.

Materials Supply Agreement GLOBALFOUNDRIES SOITEC

13. Intellectual Property Rights

In the event Supplier provides services, at no charge, to GLOBALFOUNDRIES hereunder, and resulting from such Supplier’s services, there is the conception, creation, or reduction to practice by Supplier, solely or in collaboration with other third parties, of writings, software, drawings, designs, copyrightable material, mask works, inventions, improvements, developments and discoveries (collectively referred to as “Ideas”) made, conceived of, or reduced to practice by Supplier, solely or in collaboration with other third parties, during the course of this Agreement, which relate in any manner to GLOBALFOUNDRIES’ products, technology, designs, processes, methods, operations, or business that is the rationale, basis or purpose for the services to be performed by Supplier, [***]

14. Confidentiality

(a)	Confidentiality Obligations

Information, data, designs, memoranda, prototypes, trade secrets, models, know-how, inventions, improvements, and/or other material whether of scientific, technical, commercial, financial or other nature either relating to this Agreement or the Products or services furnished hereunder, and all information produced by either Party and disclosed by a Party (the “Discloser”) to the other Party (the “Recipient”) and obtained by Recipient from Discloser directly, indirectly, in written, electronic, oral or other tangible form or clearly marked or designated as confidential or by similar words under this Agreement are confidential (“Confidential Information”).

(b) During the Agreement and five (5) years after its termination or expiration the Recipient shall hold in confidence any and all Confidential Information disclosed by the Discloser and will exercise the same degree of care as used for its own confidential or proprietary information of like nature, but in no event less than reasonable care.

(c) The Recipient shall not, without Discloser’s express written permission, reverse engineer any of the furnished Confidential Information.

(d) If the Recipient makes or has made, or permits to be made copies of any of the furnished Confidential Information for its use hereunder, than each copy shall contain the same confidential or proprietary notices or legends that appear on the furnished Confidential Information being copied.

(e) All of the Confidential Information of each Party shall remain the property of such Party.

(f) Except as required by law or otherwise provided in this Section 14, without the prior written consent of an authorized representative of Discloser, Recipient shall neither divulge to, nor discuss with, any third party such Confidential Information. Employees of the Affiliates of either Party or their, officers and directors, with a need to know solely for the purpose of this Agreement and the applicable Addendum or Order, are not third parties in the meaning of the preceding sentence and each shall be bound by confidential restrictions not less protective than the terms herein. Recipient shall be liable and responsible for the breach of this section by its Affiliates or their employees, officers and directors. The Recipient shall appropriately notify each person to whom any such disclosure is made that such disclosure is made and shall be kept in confidence by such person pursuant to the requirements of this Agreement and respective nondisclosure agreements.

(g) Prior to any disclosure of Confidential Information, whether as required by law or provided for pursuant to this Section 14, Recipient shall inform Discloser in writing of the nature and reasons for such disclosure. Recipient shall not use any Confidential Information for any purpose other than the performance of this Agreement.

Materials Supply Agreement GLOBALFOUNDRIES SOITEC

(h) Upon Discloser’s written notice to the Recipient, at the termination or expiration of this Agreement, or applicable Addendum Recipient shall cease use of the Discloser’s Confidential Information which is applicable to such terminated or expired Agreement, Addendum or Order, and Recipient shall, at Discloser’s direction, promptly return to Discloser or destroy all such written materials constituting or incorporating any Confidential Information obtained from the Recipient. Recipient may retain necessary copies of such materials, subject to the requirements of this Section 14 for retention purpose and to show compliance with this section 14. At the Discloser’s option, the Recipient shall provide written certification of its compliance with this Section 14(h).

(i)	Exclusions.

The Parties’ obligation of confidentiality pursuant to this Section 14 shall not apply to any information disclosed hereunder if the Discloser establishes that (i) the information was publicly known at the time of its receipt by the Recipient or has become publicly known, provided that such public knowledge was not the result of any wrongful act, failure or breach of this Agreement or other action by the Recipient; (ii) the information was independently developed by the Recipient, solely by employees with no access to such portions of Confidential Information furnished to the Recipient; (iii) the information was already known to the Recipient as evidenced by written documentation in the files of the Recipient and is not subject to an obligation to keep it confidential, at the time of its receipt from the Discloser; or (iv) the information was received by the Recipient in good faith from a third party lawfully in possession thereof and having no obligation to keep such information confidential.

(j)	Compelled Disclosure.

In the event that the Recipient receives a request or demand to disclose all or any part of Confidential Information under the terms of a subpoena or order issued by a court of competent jurisdiction, or an authorized governmental agency of any country, political subdivision thereof or jurisdiction in which the Recipient conducts business or otherwise, the Recipient may comply with such request or demand only if the Recipient:

(i) asserts the privileged and confidential nature of Confidential Information against the third party seeking disclosure;

(ii) promptly notifies the Discloser in writing of any such requirement or order to disclose;

(iii) only discloses the portion of Confidential Information specifically requested to be disclosed;

(iv) reasonably cooperates with and assists the Discloser in protecting against any such disclosure and/or obtaining a protective order narrowing the scope of such disclosure and/or use of Confidential Information; and

(v) Recipient shall otherwise keep the Confidential Information in confidence in accordance with this Agreement.

(k) The Recipient acknowledges that unauthorized disclosure or use of Confidential Information may cause great or irreparable injury to the Discloser and that pecuniary compensation may not afford adequate relief or it may be extremely difficult to ascertain the amount of compensation which may afford adequate relief. Therefore, the Recipient agrees that, in the event of such unauthorized disclosure or use of Confidential Information, the Discloser will have the right to seek to obtain injunctive or other equitable relief, in addition to any other rights and remedies it may have, to stop or prevent the unauthorized disclosure of Discloser’s Confidential Information and to enforce the provisions of this Section 14.

(l)	Approved Disclosure

Supplier may disclose to any subcontractor or GLOBALFOUNDRIES’ approved third party, and such approval to be provided by GLOBALFOUNDRIES in writing, any Confidential Information of GLOBALFOUNDRIES otherwise subject to this Section 14 that is reasonably required for the performance of the subcontractor or such third party’s work under or related to this Agreement. Prior to any such disclosure, Supplier shall obtain the subcontractor’s or such third party’s written agreement to the requirements of this Section 14 and shall provide a copy of such agreement to GLOBALFOUNDRIES. Recipient may disclose to its legal or accounting or technical consultants the Discloser’s Confidential Information on a need to know basis for the performance of such consultants work under or related to this Agreement, provided prior to any such disclosure, the Recipient shall obtain such consultant’s written agreement to the requirements of this Section 14.

(m)	NDA

In the event there is conflict between the terms set forth in this Section 14 and the terms of any confidentiality agreement or non-disclosure agreement between the Parties or the Parties’ Affiliates, that relate to the purpose of this Agreement, any Addendum, or any Order, the terms and provisions of this Section 14 of this Agreement shall prevail as they relate to the purpose of this Agreement.

Materials Supply Agreement GLOBALFOUNDRIES SOITEC

(n)	Advertising.

Unless otherwise explicitly agreed in an Addendum, each Party agrees that it shall not publish or cause to be disseminated through any press release, public statement, or marketing or selling effort any information that relates to the other Party or this Agreement, any Addendum or any Order without the prior written approval of the other Party.

15. Miscellaneous

(a)	Delegation, Subcontracting and Assignment.

Supplier shall not assign its rights, delegate its duties or subcontract any work performed under this Agreement without prior written authorization from GLOBALFOUNDRIES, and such authorization shall not be unreasonably withheld. [ ***] GLOBALFOUNDRIES shall not assign its rights, delegate its duties or subcontract any of its performance requirements under this Agreement to any party not affiliated with GLOBALFOUNDRIES without prior written authorization from the Supplier and such authorization shall not be unreasonably withheld. [ ***]

(b)	Notices.

All notices relating to this Agreement shall be in writing and shall be deemed given (i) in the case of mail, on the date deposited in the mail, postage prepaid, either registered or certified, with return receipt requested (or its equivalent); (ii) in the case of personal delivery to an authorized representative or officer of the Party, or in the case of express courier service or overnight delivery service of national standing, on the date of delivery or attempted delivery (if receipt is refused); or (iii) in the case of facsimile or electronic mail, 24 hours after it has been sent provided that a duplicate copy of such notice is also promptly sent pursuant to (i) or (ii) above. Notices shall be addressed to the Parties as set forth above in the recital of the Agreement, but each Party may change its address by written notice in accordance with this section.

(c)	Gratuities.

Supplier warrants that it has not directly or indirectly offered or given, and will not directly or indirectly offer or give, to any employee, agent, or representative of GLOBALFOUNDRIES any cash or non-cash gratuity or payment with a view toward securing any business from GLOBALFOUNDRIES or influencing such person with respect to the conditions of or performance under any contracts with or order from GLOBALFOUNDRIES, including without limitation this Agreement and any Addendum or Order. Any breach of this warranty shall be a material breach of each and every contract between GLOBALFOUNDRIES and Supplier.

(d)	Governing Law.

This Agreement shall be governed by and construed in accordance with the laws of the State of New York, excluding any conflicts of law. The Parties specifically exclude from application to this Agreement the United Nations Convention on Contracts for the International Sale of Goods. Further the Parties agree that all actions or proceedings arising in connection with this Agreement shall be brought and litigated exclusively in the United States District Court for the Southern District of New York, or if there is no jurisdiction in such court, then in a state court in New York County. Any Party waives its rights to a Jury Trial, if any, of any claim or cause of action based upon or arising out of this Agreement or the subject matters hereof.

(e)	Prevailing Party.

In any judicial proceeding involving GLOBALFOUNDRIES and Supplier arising out of or relating to this Agreement or to work performed under this Agreement, the prevailing party shall be entitled to recover all reasonable expenses associated with such proceeding, including reasonable attorney’s fees and expenses.

Materials Supply Agreement GLOBALFOUNDRIES SOITEC

(f)	Severability.

Each term of this Agreement shall be interpreted in such a manner as to be effective and valid under applicable law However, in the event that any of the terms of this Agreement becomes or is declared illegal by any court or tribunal of competent jurisdiction, or becomes otherwise unenforceable, such term shall be deemed deleted from this Agreement and all the remaining terms of this Agreement shall remain in full force and effect.

(g)	Non-waiver of Rights.

The failure of either Party to this Agreement to object to or to take affirmative action with respect to any conduct of the other Party that is in violation of the terms of this Agreement shall not be construed as a waiver thereof, nor as a waiver of any future breach or subsequent wrongful conduct.

(h)	Modification.

Unless not otherwise stated in this Agreement, this Agreement may not be modified or amended except in writing signed by a duly authorized representative of each party; no other act, document, usage, or custom shall be deemed to amend or modify this Agreement.

(i)	Point of contact

For purposes of this Agreement, Supplier acknowledges that the main contact point is for all instructions, directions and/or notices of this Agreement the GLOBALFOUNDRIES Global Supply Management department and the respective named person towards Supplier. If an obviously not authorized person of GLOBALFOUNDRIES directs actions to be taken by Supplier regarding Supplier’s performance hereunder and Supplier does not raise its suspicion within a proper time-frame to GLOBALFOUNDRIES’ Global Supply Management department, than GLOBALFOUNDRIES shall not be liable for any damages resulting from Supplier’s reliance upon statements made verbally or in writing by such GLOBALFOUNDRIES representatives. Notwithstanding the foregoing, in the event GLOBALFOUNDRIES has knowledge, that an unauthorized person was directing actions to be taken by Supplier (whether in writing, or verbally) regarding the Agreement, any Addendum or any Order and GLOBALFOUNDRIES failed to notify Supplier in writing of such unauthorized actions, then GLOBALFOUNDRIES shall be liable for any reasonable and proven damages resulting from Supplier’s reliance upon such directions.

(j)	Agreement Non-Exclusive.

It is understood and agreed between the Parties that unless specified to the contrary in the applicable Addendum or Order, this Agreement and each Order or Addendum placed hereunder is non-exclusive that Supplier shall be free to accept orders for Products from customers other than GLOBALFOUNDRIES and that GLOBALFOUNDRIES shall be free to order Products from sources other than Supplier.

(k)	Entire Agreement.

This Agreement and all exhibits, attachments, appendices, addenda, and documents incorporated or referenced herein, including exhibits, attachments, appendices, addenda, and documents that are subsequently updated by the Parties, and the terms and conditions in each Order and/or Addendum, constitute the complete agreement between the Parties, and subject to Section 1(c), supersede all prior or contemporaneous agreements or representations, written or oral, concerning the subject matter of this Agreement.

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Materials Supply Agreement GLOBALFOUNDRIES SOITEC

GLOBALFOUNDRIES U.S. Inc.	SOITEC S.A. “Supplier”

/s/ Doug Dival	/s/ Paul Boudre
Authorized Signature & Company Seal (if applicable)	Authorized Signature & Company Seal (if applicable)

Doug Duval	Paul Boudre
Print Name	Print Name

VP Procurement	Chief Executive Officer
Title	Title

April 25, 2017	April 6, 2017
Date	Date

Materials Supply Agreement GLOBALFOUNDRIES SOITEC